Total International Stock Market Index Portfolio
Schedule of Investments (unaudited)
As of March 31, 2021
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value ($000)
Investment Companies (100.0%)
International Stock Funds (100.0%)
Vanguard FTSE All-World ex-US Index Fund Admiral Shares	7,050,528	265,453
Vanguard Developed Markets Index Fund Admiral Shares	16,812,585	264,966
Vanguard Emerging Markets Stock Index Fund Admiral Shares	3,933,641	169,579
Vanguard European Stock Index Fund Admiral Shares	1,468,731	115,560
Vanguard Pacific Stock Index Fund Admiral Shares	850,379	85,718
Vanguard FTSE All-World ex-US Small-Cap Index Fund Admiral Shares	948,290	29,919
Vanguard FTSE Canada All Cap Index ETF	547,842	16,417
Total Investment Companies (Cost $825,988)		947,612
Temporary Cash Investments (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 0.081% (Cost $560)	5,604	560
Total Investments (100.0%) (Cost $826,548)		948,172
Other Assets and Liabilities—Net (0.0%)		(361)
Net Assets (100%)		947,811
Cost is in $000.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

A. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Underlying ETFs are valued at the latest quoted sales prices or official closing prices taken from their primary market or, if not traded on the valuation date, at the mean of the latest quoted bid and asked prices.
B.  Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
At March 31, 2021, 100% of the market value of the portfolio's investments was determined based on Level 1 inputs.
C.  Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Dec. 31, 2020 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Mar. 31, 2021 Market Value ($000)
Vanguard Developed Markets Index Fund	250,723	20,768	15,594	5,190	3,879	1,223	—	264,966
Vanguard Emerging Markets Stock Index Fund	162,104	15,825	14,103	5,403	350	204	—	169,579
Vanguard European Stock Index Fund	109,604	10,756	8,903	2,209	1,894	485	—	115,560
Vanguard FTSE All-World ex-US Index Fund	251,845	17,835	13,513	4,621	4,665	691	—	265,453
Vanguard FTSE All-World ex-US Small-Cap Index Fund	27,885	2,004	1,293	292	1,031	—	—	29,919
Vanguard FTSE Canada All Cap Index ETF	15,059	—	—	—	1,358	110	—	16,417
Vanguard Market Liquidity Fund	374	NA1	NA1	—	—	—	—	560
Vanguard Pacific Stock Index Fund	81,799	7,092	5,340	1,535	632	156	—	85,718
Total	899,393	74,280	58,746	19,250	13,809	2,869	—	948,172
1	Not applicable—purchases and sales are for temporary cash investment purposes.